PACE Select

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated March 31, 2014, as previously supplemented

April 28, 2014

Dear Investor,

The purpose of this supplement is to update information regarding the investment advisory arrangements for PACE Large Co Growth Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

Delaware Investments Fund Advisers ("Delaware") and its "Focus Growth team" have been an investment adviser to the fund since December 5, 2007. In a joint venture with Delaware, the Focus Growth team has established a new registered investment adviser, Jackson Square Partners, LLC ("JSP"). On or around April 30, 2014, each portfolio manager for the fund will become an employee of JSP. The Focus Growth team will continue to manage the fund and JSP will assume Delaware's role as investment advisor to the fund at that time.

In anticipation of the Focus Growth team's transition, and at the recommendation of UBS Global Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the Trust recently approved a new sub-advisory agreement with JSP. The terms of the new sub-advisory agreement with JSP are substantially identical to those of the former sub-advisory agreement with Delaware. Under the new arrangement, the Focus Growth team will continue to manage the fund's assets that were previously allocated to Delaware. No material changes are expected to occur with respect to the Focus Growth team's management of the relevant portion of the fund.

Accordingly, the sections of the Prospectuses and the SAI related to Delaware as an investment advisor of the fund are hereby revised as follows, effective immediately:

The Prospectuses and SAI are revised to replace all references to "Delaware Investments Fund Advisers" and "Delaware" with "Jackson Square Partners, LLC" and "JSP", respectively.

All biographical information relating to the fund's portfolio managers in the Prospectuses are updated to reflect their employment with JSP.

The section captioned "PACE Large Co Growth Equity Investments Fund summary" and sub-captioned "Performance—Risk/return bar chart and table" beginning on page 40 of the Multi-Class Prospectus and

ZS-673

page 39 of the Class P Prospectus is revised by replacing the sixth sentence of the first paragraph of that section with the following:

JSP assumed responsibility for managing a separate portion of the fund's assets on May 1, 2014. The JSP portfolio management team (as employees of a different investment advisor) assumed responsibility for managing a separate portion of the fund's assets on December 5, 2007.

The section captioned "Investment advisors and portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments" beginning on page 128 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the first sentence of the second paragraph of that section in its entirety with the following:

JSP is located at 101 California Street, San Francisco, California 94111.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Large Co Growth Equity Investments" on page 99 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

JSP is a limited liability company organized under the laws of Delaware. JSP is jointly owned by JSP's portfolio management team and Delaware Investments Advisers Partners, Inc. ("Delaware") (an affiliate of Delaware Investments Fund Advisers, which was the fund's investment advisor from December 5, 2007 until the creation of JSP). Delaware is an indirect subsidiary of Macquarie Group Limited ("Macquarie"). Macquarie is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Management Holdings, Inc. and Macquarie Bank Limited. Investments in the fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and will be subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the fund, the repayment of capital from the fund or any particular rate of return.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Large Co Growth Equity Investments—Delaware Investments Fund Advisers" beginning on page 130 of the SAI is revised by replacing that section in its entirety with the following:

If and when proxies need to be voted on behalf of the fund, Jackson Square Partners, LLC ("JSP") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). JSP has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing JSP's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow JSP to vote proxies in a manner consistent with the goal of voting in the best interests of the fund. In order to facilitate the actual process of voting proxies, JSP has contracted with Institutional Shareholder Services ("ISS/RiskMetrics"), a Delaware corporation, to analyze proxy statements on behalf of the fund and other JSP clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics' proxy voting activities. If a proxy has been voted for the fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, JSP will normally vote against management's position when it runs counter to its specific Proxy

Voting Guidelines (the "Guidelines"), and JSP will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

JSP has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which JSP receives on behalf of the fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for JSP to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for JSP during the proxy voting process. In the very limited instances where JSP is considering voting a proxy contrary to ISS/RiskMetrics' recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving JSP or affiliated persons of JSP. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Growth Equity Investments—Delaware Investments Fund Advisers—Compensation" beginning on page 165 of the SAI is revised by replacing that section in its entirety with the following:

JSP's investment professionals have remained together, bound by culture and the unique nature of the team's research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more "sponsors" who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.

Aggregate compensation is ultimately driven by revenues, which—in turn—is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members' ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. JSP believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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